Acquisition of Pivotal Home Solutions Exhibit 99.1

Forward-Looking Statements April 2018 Certain statements in this presentation including, without limitation, 2018 earnings guidance, projected long-term earnings growth, the level of future capital expenditures, future dividend growth, estimates regarding the company’s projected financial condition, and the projected growth and size of the market based businesses, are forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and the Federal securities laws. In some cases, these forward-looking statements can be identified by words with prospective meanings such as “intend,” “plan,” “estimate,” “believe,” “anticipate,” “expect,” “predict,” “project,” “propose,” “assume,” “forecast,” “outlook,” “future,” “pending,” “goal,” “objective,” “potential,” “continue,” “seek to,” “may,” “can,” “will,” “should” and “could” and/or the negative of such terms or other variations or similar expressions. These forward-looking statements are predictions based on our current expectations and assumptions regarding future events. They are not guarantees or assurances of any outcomes, financial results of levels of activity, performance or achievements, and readers are cautioned not to place undue reliance upon them. The forward-looking statements are subject to a number of estimates and assumptions, and known and unknown risks, uncertainties and other factors. Actual results may differ materially from those discussed in the forward-looking statements included in this presentation as a result of the factors discussed in our Annual Report on Form 10-K for the year ended Dec. 31, 2017, and subsequent filings with the SEC, and because of factors such as: the decisions of governmental and regulatory bodies, including decisions to raise or lower customer rates; the timeliness and outcome of regulatory commissions’ actions concerning rates, capital structure, authorized return on equity, capital investment, system acquisitions, taxes, permitting and other decisions; changes in customer demand for, and patterns of use of, water, such as may result from conservation efforts; limitations on the availability of our water supplies or sources of water, or restrictions on our use thereof, resulting from allocation rights, governmental or regulatory requirements and restrictions, drought, overuse or other factors; changes in laws, governmental regulations and policies, including with respect to environmental, health and safety, water quality and emerging contaminants, public utility and tax regulations and policies, and impacts resulting from U.S., state and local elections; weather conditions and events, climate variability patterns, and natural disasters, including drought or abnormally high rainfall, prolonged and abnormal ice or freezing conditions, strong winds, coastal and intercoastal flooding, earthquakes, landslides, hurricanes, tornadoes, wildfires, electrical storms and solar flares; the outcome of litigation and similar governmental proceedings, investigations or actions, including matters related to the Freedom Industries chemical spill in West Virginia and the preliminarily approved global class action settlement agreement related to this chemical spill; our ability to appropriately maintain current infrastructure, including our operational and information technology (“IT”) systems, and manage the expansion of our business; exposure or infiltration of our critical infrastructure, operational technology and IT systems, including the disclosure of sensitive or confidential information contained therein, through physical or cyber attacks or other means; our ability to obtain permits and other approvals for projects; changes in our capital requirements; our ability to control operating expenses and to achieve efficiencies in our operations; the intentional or unintentional actions of a third party, including contamination of our water supplies or water provided to our customers; our ability to obtain adequate and cost-effective supplies of chemicals, electricity, fuel, water and other raw materials that are needed for our operations; our ability to successfully meet growth projections for our business and capitalize on growth opportunities, including our ability to, among other things, acquire and integrate water and wastewater systems into our regulated operations, and enter into contracts and other agreements with, or otherwise obtain, new customers in our market-based businesses; risks and uncertainties associated with contracting with the U.S. government, including ongoing compliance with applicable government procurement and security regulations; cost overruns relating to improvements in or the expansion of our operations; our ability to maintain safe work sites; our exposure to liabilities related to environmental laws and similar matters resulting from, among other things, water and wastewater service provided to customers, including, for example, our water service and management solutions that are focused on customers in the natural gas exploration and production market; changes in general economic, political, business and financial market conditions; access to sufficient capital on satisfactory terms and when and as needed to support operations and capital expenditures; fluctuations in interest rates; restrictive covenants in or changes to the credit ratings on us or our current or future debt that could increase our financing costs or funding requirements or affect our ability to borrow, make payments on debt or pay dividends; fluctuations in the value of benefit plan assets and liabilities that could increase our cost and funding requirements; changes in federal or state general, income and other tax laws, including any further rules, regulations, interpretations and guidance by the U.S. Department of the Treasury and state or local taxing authorities related to the enactment of the Tax Cuts and Jobs Act, the availability of tax credits and tax abatement programs, and our ability to utilize our U.S. federal and state income tax net operating loss carryforwards; migration of customers into or out of our service territories; the use by municipalities of the power of eminent domain or other authority to condemn our systems, or the assertion by private landowners of similar rights against us; any difficulty or inability to obtain insurance, our inability to obtain insurance at acceptable rates and on acceptable terms and conditions, or an inability to obtain reimbursement under existing insurance programs for any losses sustained; the incurrence of impairment charges related to our goodwill or other assets; labor actions, including work stoppages and strikes; the ability to retain and attract qualified employees; civil disturbances or terrorist threats or acts, or public apprehension about future disturbances or terrorist threats or acts; obtaining the regulatory consents and approvals required to complete, and satisfying other conditions to the closing of, the acquisition described in this presentation; our ability to finance the purchase price of such acquisition; the occurrence of the benefits and synergies expected or predicted to occur as a result of the completion of such acquisition; unexpected costs, liabilities or delays associated with such acquisition or the integration of the business represented thereby; and the impact of new, and changes to existing, accounting standards. These forward-looking statements are qualified by, and should be read together with, the risks and uncertainties set forth above and the risk factors included in our annual and quarterly SEC filings, and readers should refer to such risks, uncertainties and risk factors in evaluating such forward-looking statements. Any forward-looking statements speak only as of the date of this presentation. We do not have or undertake any obligation or intention to update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise, except as otherwise required by the Federal securities laws. Furthermore, it may not be possible to assess the impact of any such factor on our businesses, either viewed independently or together, or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. The foregoing factors should not be construed as exhaustive.

Why the Deal Makes Sense… Opportunistic acquisition that strengthens platform for growth Successful business at AWK for 16 years and Pivotal for 25 years Leverages core competencies Strong customer-focused culture on both sides Strengthened talent pool 2018 EPS neutral EPS accretion gradually grows to $0.12 per share by 2022 Strong platform for long-term organic, capital-light growth Cash flow positive Improves AWK credit metrics ROE to grow above regulated weighted average authorized Sustains predominantly regulated utility risk profile Total MBB remains < 15% of EPS through 2022 Excellent Strategic & Cultural Fit Financially Attractive

Homeowner Services (HOS) + Pivotal : Highly Complementary HOS Pivotal Combined Contract Types * * * Includes District of Columbia

AMERICAN WATER

# Financial Overview of the Deal

- **Strong Financial Deal**
  - ✓ Purchase Price **$365 million**, includes ~$7 million of estimated working capital
  - ✓ EBITDA multiple of ~**7.5x**
  - ✓ **Opportunistic** acquisition **above $8.0-$8.6 billion** five year capital plan
  - ✓ Financed ~**50% equity**/50% debt
  - ✓ **Equity forward** provides price certainty; delays full issuance of shares
- **Accretive to Financial Metrics**
  - ✓ **Long Term EPS** accretion gradually grows to $0.12 per share by 2022
    - **Additional upside** may be achieved through synergies over time
  - ✓ IRR **>20%**
  - ✓ **ROE** to grow above regulated weighted average authorized
  - ✓ **Cash flow** from MBBs increases >30%
  - ✓ Improves AWK **credit metrics**

April 2018
www.amwater.com 5

Post Transaction: Delivering a stronger 7 – 10%* Target Long-Term EPS CAGR Affirming 2018 EPS guidance range of $3.22 - $3.32 Pivotal Transaction EPS Neutral in 2018 after certain transition costs No fundamental change to AWK risk profile Total MBB remains < 15% of EPS through 2022 * Anchored off of 2016 Adjusted EPS (a non-GAAP measure) 2018-2022 Plan* Market-Based businesses EPS CAGR increased from ~1% to a targeted range of 1 – 2% Long-term growth expected to be in top half of our 7-10%* target EPS CAGR guidance Maintaining our estimated $8.0 - $8.6 billion five year capital investment (not including transaction) with continued focus on customer affordability No further equity need going forward under normal operating conditions Regulated Investment CAPEX 5-7% Market Based Businesses 1 - 2% Regulated Acquisitions 1-2%

Q&A Session